                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 26, 2004


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




          Delaware                      0-13667                  22-2677298
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


   1386 Beulah Road, Building 801, Pittsburgh, PA                 15235
      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, including area code: (412) 243-3200

ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2004 the Corporation issues a press release discussing the results for the 4th quarter and fiscal year ended January 31, 2004.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS


          (c)    Exhibits

                                                                   PAGES OF
                                                                  SEQUENTIAL
                                 EXHIBIT INDEX                 NUMBERING SYSTEM
                                 -------------                 ----------------

                 20     Press Release dated April 26, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       PDG ENVIRONMENTAL, INC.




                                       By /s/ John C. Regan
                                          ------------------------------
                                          John C. Regan
                                          Chairman and Chief Executive Officer



Date:  April 26, 2004



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